Pacific Funds PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to: www.proxyvotenow.com/PacFunds2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-461-6860 3. Follow the simple instructions. Please detach at perforation before mailing. PF GROWTH FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND The undersigned, revoking prior proxies, hereby appoints Howard T. Hirakawa, Laurene E. MacElwee and any other officer of Pacific Funds Series Trust who is affiliated with Pacific Life Advisors LLC or Pacific Life Insurance Company, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Meeting”) of Pacific Funds Series Trust to be held virtually at [9:00 a.m., Pacific time,} on [April 14}, 2023, and at any adjournments thereof, upon the proposal described in the Notice of the Meeting and accompanying Proxy Statement, which have been received by the undersigned. This proxy is solicited on behalf of the Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgement as to any other matters that may properly arise at the Meeting. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to beheld on April 14, 2023. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/paclifefunds YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Please detach at perforation before mailing. This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted FOR the proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X] 1. To approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for: FOR [    ] AGAINST [    ] ABSTAIN [    ] i. the transfer of all of the assets, property and goodwill (exclusive of any rights to the “Pacific Funds” name) of each PF Acquired Fund to the corresponding Aristotle Acquiring Fund in exchange solely for shares of the corresponding class of the Aristotle Acquiring Fund having a total dollar value equivalent to the total dollar value of their investment in the relevant PF Acquired Fund as set forth in the Plan of Reorganization; ii. the assumption by the Aristotle Acquiring Fund of the liabilities of the corresponding PF Acquired Fund; and iii. the distribution, after the closing date, of the Aristotle Acquiring Fund shares to PF Acquired Fund Shareholders and the termination, dissolution and complete liquidation of the PF Acquired Fund as provided in the Plan of Reorganization, all upon the terms and conditions set forth in the Plan of Reorganization. Shareholders of each PF Acquired Portfolio Optimization Fund will vote separately on the Proposal to reorganize that PF Acquired Portfolio Optimization Fund into its corresponding Aristotle Acquiring Portfolio Optimization Fund. Shareholders of the PF Acquired Portfolio Optimization Funds will vote together on the proposal to reorganize PF Growth Fund into Aristotle Growth Equity Fund. To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

PACIFIC FUNDS PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to: www.proxyvotenow.com/PacFunds2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-461-6860 3. Follow the simple instructions. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND The undersigned, revoking prior proxies, hereby appoints Howard T. Hirakawa, Laurene E. MacElwee and any other officer of Pacific Funds Series Trust who is affiliated with Pacific Life Advisors LLC or Pacific Life Insurance Company, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Meeting”) of Pacific Funds Series Trust to be held virtually at [9:00 a.m., Pacific time,} on [April 14}, 2023, and at any adjournments thereof, upon the proposal described in the Notice of the Meeting and accompanying Proxy Statement, which have been received by the undersigned. This proxy is solicited on behalf of the Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgement as to any other matters that may properly arise at the Meeting. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for this Special Meeting of Shareholders to be held on April 14, 2023. Please refer to the Proxy Statement for a discussion of each of these matters. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/paclifefunds This card represents all your accounts with the same registration and address. YOUR FUNDS YOUR FUNDS YOUR FUNDS FundName1 FundName2 FundName3 FundName4 FundName5 FundName6 This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, the proxy shall be voted FOR the proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in accordance with the views of management. THE BOARD OF TRUSTEES RECOMMENTS A VOTE FOR THE PROPOSAL. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS: [X] 1. To approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for: i. the transfer of all of the assets, property and goodwill (exclusive of any rights to the “Pacific Funds” name) of each PF Acquired Fund to the corresponding Aristotle Acquiring Fund in exchange solely for shares of the corresponding class of the Aristotle Acquiring Fund having a total dollar value equivalent to the total dollar value of their investment in the relevant PF Acquired Fund as set forth in the Plan of Reorganization; ii. the assumption by the Aristotle Acquiring Fund of the liabilities of the corresponding PF Acquired Fund; and iii. the distribution, after the closing date, of the Aristotle Acquiring Fund shares to PF Acquired Fund Shareholders and the termination, dissolution and complete liquidation of the PF Acquired Fund as provided in the Plan of Reorganization, all upon the terms and conditions set forth in the Plan of Reorganization. Shareholders of each PF Acquired Portfolio Optimization Fund will vote separately on the Proposal to reorganize that PF Acquired Portfolio Optimization Fund into its corresponding Aristotle Acquiring Portfolio Optimization Fund. Shareholders of the PF Acquired Portfolio Optimization Funds will vote together on the proposal to reorganize PF Growth Fund into Aristotle Growth Equity Fund. To vote all Funds FOR [    ] To vote all Funds AGAINST [    ] To ABSTAIN votes for all Funds [    ], or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 FundName1 [    ] [    ] [    ] 02 Fund Name2 [    ] [    ] [    ] 03 FundName3 [    ] [    ] [    ] 04 FundName4 [    ] [    ] [    ] 05 FundName5 [    ] [    ] [    ] 06 Fund Name6 [    ] [    ] [    ] To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE.